Exhibit 99.1
2011 SunTrust Robinson Humphrey Financial Services Unconference May 25, 2011 Denis K. Sheahan Chief Financial Officer

2 Main Sub: Rockland Trust Market: Eastern Massachusetts Loans: $3.6 B Deposits: $3.6 B $AUM: $1.6 B Equity: $0.4 B NASDAQ: INDB Who We Are

3 Business lines generating robust volumes Solid earnings performance - avoided industry problems Steadily expanding customer base We're more than a traditional community bank Innovative new product offerings Disciplined risk management culture Strong tangible and regulatory capital Key Messages

4 Company Footprint 69 Branches 4 Mortgage Banking Centers 8 Commercial Banking Centers 4 Investment Management Centers Business generation extends beyond S.E. Mass. footprint Boston Source: SNL Financial; Deposit/Market Share data as of June 30, 2010 including pending transactions. (Includes Credit Unions)

5 Operating E.P.S. grew by 33% in 2010 Exceptional commercial loan activity Launched Bright Rock Capital Management Introduced first two mutual funds Created innovative mobile banking products National 2010 Small 1st Mort. Lender (SBA) Top Place to Work (2nd year) and Most Trustworthy (5th year) designations Recent Accomplishments

6 Financial Results Fundamentals in Excellent Shape Robust C&I loan growth Core dep. up to 81% Strong net int. margin ROA of 0.98% in 1Q11 Growing wealth mgmt. Stable asset quality Strong capital Diluted EPS. Diluted EPS.

7 Robust Core Business Generation ($ Millions) +28% CAGR +22% CAGR

8 Strong Commercial and Industrial Loan Growth ($ Millions) Adding High Quality Corporate Customers

9 Attractive Earning Asset Mix Shift Towards Higher Yielding Assets

10 Improved Funding Mix Lower Cost Deposits Core Deposits: 81% Very Focused On Containing Deposit Costs

Strong Net Interest Margin Holding Up Despite Difficult Conditions 11

Longstanding underwriting conservatism Loan portfolio based within footprint In-depth knowledge of local markets No wholesale originations of any loan type Workout team in place for 19 years Expedited problem loan resolution Disciplined Credit Culture 12

Asset Quality - No Drama NPL/Loan % Loss Rate 13

Strong Loan Loss Reserves Reserves a Healthy Multiple of Loss Rate Reflects Ben Franklin loans acquired at FV 14

Strong Capital (1)Includes tax deductibility of certain goodwill All capital growth internally generated No external capital raising Includes full payout of CPP No dividend cuts 15

Attentive to Shareholder Returns 16

Transformed business in 2004 - tripled in size since Diversified - wealth and institutional segments Average account size growing Strong feeder business from bank Proprietary and 3rd party fund offerings Strong intermediary network Attracting market professionals Investment Management - High Priority Growth Business 17

Investment Management - High Priority Growth Business Growing source of fee revenues Natural fit with client base Expanded investment offerings Professionally managed 18

Sustaining Business Momentum Business Line Focal Points Grow C&I Client Base Continue to Take Advantage of Competitive Disruption Expand Specialty Products Commercial Expand Alternative Channels Optimize Branch Network Product Structure & Pricing Retail Delivery Capture Market Share Opportunity Target Intelligent Loan Growth Business Banking Exploit Ben Franklin Footprint Opportunity Leverage Small/Mid-Cap Capability Exploit COI Opportunity Investment Management Continue Aggressive H.E. Direct Mail Campaign Focus on Jumbo Mort. Segment Home Equity/Res. Mort. 19

This service allows customers to deposit checks using their Smart phones Product Innovation - Mobile Banking with MDeposit Mobile Deposit 20

Sustain high visibility in the marketplace Expand customer relationships with attractive product offerings Maintain risk management rigor Invest in Branding, Target Marketing and CRM Analytics Attract and retain key talent Carefully evaluate M&A opportunities Other Important Priorities 21

Building Franchise Value BANK NON- BANK All Acquisitions Immediately Accretive Disciplined Acquisitions Deal Value: $40MM 12% Dep. Premium Fleet Divest. Aug '00 $336mm Deposits $135mm Loans 16 Branches Deal Value: $37MM 11% Dep. Premium Falmouth Bancorp Jul '04 $158mm Assets $137mm Deposits 4 Branches Deal Value: $105MM 17% Dep. Premium Slade's Ferry Bancorp Mar '08 $610mm Assets $409mm Deposits 9 Branches Deal Value: $84.5MM 2% Dep. Premium Benjamin Franklin Bancorp. Apr '09 $998mm Assets $653mm Deposits 11 Branches Deal Value: N/A Cash Deal w/ Earn-Out Compass Exchange Jan '07 IRS Sec. 1031 Like-Kind Exchange Services Deal Value: N/A Cash Deal w/ Earn-Out O'Connell Investments Nov '07 $200mm AUM 22

Diluted Earnings per Share Commercial Loan Growth Net Interest Margin Net Chgoffs.& Provision NIE Tax Rate 2011 Outlook - Key Expectations $2.07 - $2.17 +6 - 8% (Total Loans: +2 - 3%) 3.95% - 4.05% 30 - 40 bp +2 - 3% ^ 27% 23

High quality franchise in attractive markets Strong on-the-ground business volumes Operating platform that can be leveraged further Balance sheet equipped to deal with current uncertainty Grounded management team - does not "reach for earnings" Aligned with shareholders - insider ownership 8% Positioned to grow, build, and acquire to drive long- term value creation INDB - Investment Merits 24

NASDAQ Ticker: INDB www.rocklandtrust.com Denis Sheahan - CFO Shareholder Relations: Jennifer Kingston (781) 878-6100 Statements contained in this presentation that are not historical facts are "forward-looking statements" that are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time.

Appendix

Commercial Real Estate Portfolio Well Diversified Avg Loan Size: $631 thou Largest CRE Credit: $11 mil Non-Performing Loans/Loans: 0.49% Owner Occupied: 22% 27

Commercial & Industrial Portfolio Diversification 28